Execution version October 23, 2023

Exhibit 10.88

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), dated as of October 23, 2023, among (a) CONNECTICUT GREEN BANK, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as a lender party (in such capacity together with its successors in such capacity, a “Lender”), and (b) FUELCELL ENERGY FINANCE HOLDCO, LLC, a Delaware limited liability company (the “Borrower”). Capitalized terms used and not otherwise defined herein shall have the respective meaning given such terms in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of August 18, 2023, among the Borrower, the Lender and such other financial institutions party thereto from time to time as lenders (collectively, the “Lenders”) and the Administrative Agent (as amended, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.01 (Amendments) of the Credit Agreement, the consent of the Lender and the acknowledgement of the Administrative Agent are required for the amendments set forth in this Agreement, and the parties hereto have agreed to amend the Credit Agreement in certain respects as provided herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.Amendments to the Credit Agreement. Section 6.1(c) of the Credit Agreement is hereby amended to delete the phrase “October 31, 2023” and replace it with the phrase “December 31, 2023”.

2.Counterparts; Facsimile Signatures. This Agreement may be signed in any number of counterparts, and signatures to all counterparts hereto, when assembled together, shall constitute signatures to this entire Agreement with the same effect as if all signatures were on the same document. Delivery of an executed counterpart of this Agreement by facsimile or other electronic means, including by e-mail with a pdf copy thereof attached shall be equally as effective as delivery of an executed original counterpart of this Agreement.

3.Integration. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the transactions contemplated hereby and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

4.Limitations. The amendment set forth in this Agreement shall be applicable solely with respect to those matters expressly provided herein and no other amendments, waivers or consents may be construed or implied. Except as expressly provided herein, the Credit Agreement is and shall remain unchanged and in full force and effect and nothing contained in this Agreement shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Agreement.

Execution version October 23, 2023

5.Notices. Any notice or other communication herein required or permitted to be given shall be in writing, shall be sent by facsimile, overnight courier (if for inland delivery) or international courier (if for overseas delivery) and will be deemed to be effective pursuant to the terms of the Credit Agreement.

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6.Headings. The headings of various sections of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

7.Credit Agreement References. References in the Credit Agreement (including references to the Credit Agreement as amended) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

8.Miscellaneous. Sections 10.06 (Successors and Assigns), 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.), and 10.15 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.
9.Execution of Documents. The Lender hereby authorizes and instructs the Administrative Agent to execute and deliver this Agreement.

[Signature pages follow]

Execution version October 23, 2023

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Connecticut Green Bnak,

as Administrative Agent

By: /s/ Brian Garcia

Name: Brian Garcia

Title: President & CEO

Signature Page to Amendment No. 1 to Credit Agreement

Execution version October 23, 2023

Connecticut Green Bnak,

as Lender

By: /s/ Brian Garcia

Name: Brian Garcia

Title: President & CEO

Signature Page to Amendment No. 1 to Credit Agreement

Execution version October 23, 2023

FUELCELL ENERGY FINANCE HOLDCO, LLC,

as Borrower

By:FuelCell Energy Finance, LLC

Its:Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement